[PHOTO]




The Emerging Markets
Infrastructure Fund, Inc.
-----------------------------------------------------
ANNUAL REPORT
NOVEMBER 30, 1996

 CONTENTS

Letter to Shareholders................................................     1

Portfolio Summary.....................................................     9

Schedule of Investments...............................................    11

Statement of Assets and Liabilities...................................    15

Statement of Operations...............................................    16

Statement of Changes in Net Assets....................................    17

Financial Highlights..................................................    18

Notes to Financial Statements.........................................    19

Report of Independent Accountants.....................................    23

Results of Annual Meeting of Shareholders.............................    24

Tax Information.......................................................    24

Description of Dividend Reinvestment and Cash Purchase Plan...........    25

PICTURED ON THE COVER IS THE PORT OF SANTOS LOCATED IN BRAZIL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                                January 13, 1997

DEAR SHAREHOLDER:

We   are  pleased  to   report  on  the  activities   of  The  Emerging  Markets
Infrastructure Fund, Inc. (the "Fund") for the year ended November 30, 1996.

PERFORMANCE

At November 30, 1996, the Fund's net asset value ("NAV") was $13.39 per share (net of dividends paid of $0.09 per share), as compared to $11.60 on November 30, 1995.

For the period December 1, 1995 through November 30, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 16.3%. By comparison, the Morgan Stanley Capital International Emerging Markets Free Index (the "Index") returned 10.2% in the same period. From the commencement of investment operations on December 29, 1993 through November 30, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, declined by 2.4%. The Index fell by 6.8% during this period.

At November 30,  1996, the Fund  had invested $158.3  million in  infrastructure companies in over 15 developing countries, $18.7 million in companies that provide services or products ancillary to infrastructure development in several of the same markets and an additional $3.0 million in investment companies in five developing countries. The Fund had also made investments totaling $15.7 million in infrastructure companies in the developed markets of Italy, the Netherlands, Spain and the United Kingdom.

INVESTMENT PHILOSOPHY

Our investment philosophy is simple: for developing economies to grow, basic services must be provided. Implementation of basic services on a level sufficient for growth means that these sorts of companies are likely to generate high internal rates of return. Thus, as emerging market economies sustain their rapid growth, we expect infrastructure-related companies within those markets to grow with equal rapidity.

We believe that powerful trends of deregulation and privatization around the world will offer the Fund many new opportunities in the future. We plan to pursue these opportunities as government-owned companies involved in electricity and gas distribution, construction, and telecommunications (especially) undergo privatization.

INFRASTRUCTURE: LONG-TERM DEMAND SHOULD DRIVE LONG-TERM APPRECIATION

Developing-nation economies are growing far more swiftly than those of established nations and are projected to do so for at least the foreseeable future. Economic growth, in turn, drives growth in personal income and standards of

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

living, which drive demand for goods and services. Such demand cannot be met without sufficient capabilities in basic telephony, electricity and construction. Within most developing nations, however, both the quality and quantity of infrastructure typically are low.

Consider telephone service, for example, which is taken for granted in developed nations. By contrast, the availability of telephony is far lower in emerging nations. As measured by the standard of teledensity (I.E., the level of telephone penetration within the population), the emerging world is far behind. The table below compares the teledensity of most major emerging markets with that of the world's teledensity leaders.

                 SELECTED NATIONS COMPARATIVE TELEDENSITY, 1995

COUNTRY       TELEDENSITY*   COUNTRY            TELEDENSITY*
------------  -------------  -----------------  -------------
India                1.07    Chile                    13.24
Indonesia            1.69    Argentina                16.24
Philippines          1.84    Hungary                  18.38
China                2.29    Czech Republic           23.31
Russia               4.50    Canada                   59.24
Thailand             7.54    Switzerland              60.59
Brazil               8.48    Denmark                  61.86
Mexico               9.58    U.S.                     63.33
Venezuela           10.92    Sweden                   68.83
Poland              13.06

* phone lines per 100 people

------------------------
SOURCE:  ING BARINGS

The table depicts the large gap between the teledensities of emerging and developed nations, evidence that there is a huge amount of unmet demand. Positive consequences for service providers are clear: expansion of services, rising tariff rates and economies of scale, all of which offer tremendous scope to boost earnings. Even if a low-ranking country were to double its teledensity (E.G., the Philippines rising to 3.68% from 1.84%), for example, its providers would greatly benefit from a resulting explosion in revenues and, presumably, earnings.

The telephony scenario often applies as well to electric power services, another sector in which the developing world has extremely low capacity and delivery relative to the rest of the world. An indication of rising electricity demand is the change in the regional distribution of worldwide capacity projected over the next few years. Emerging regions are forecast to possess about 46% of global capacity in 2000, up from about 42% in 1994. Both the amount and rate of their capacity addition, furthermore, should be much higher than those of the developed world.

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   2

 LETTER TO SHAREHOLDERS

            PERCENTAGE OF WORLDWIDE INSTALLED ELECTRICITY GENERATION CAPACITY BY REGION, 2000 VS. 1994 (AMOUNTS IN GIGAWATTS)

EMERGING REGIONS                             1994*        2000*      % CHANGE       CAGR**
----------------------------------------  -----------  -----------  -----------  ------------
Non-Japan Asia                                16.12        19.53        41.30          5.93
Eastern Europe/FSU***                         14.65        13.74         9.48          1.52
Latin America                                  6.12         6.69        27.41          4.12
Middle East                                    2.74         3.21        36.65          5.34
Africa                                         2.69         2.78        20.79          3.20
                                          -----------  -----------  -----------         ---
TOTAL EMERGING                                42.32%       45.95%       17.68%         2.75%

DEVELOPED REGIONS
----------------------------------------
North America                                 29.56        26.85          6.0          0.98
Western Europe                                20.75        20.27        13.97          2.20
Japan                                          7.38         6.94         9.80          1.57
                                          -----------  -----------  -----------         ---
TOTAL DEVELOPED                               57.69%       54.06%        9.35%         1.50%

TOTAL WORLD                                  100.00%      100.00%       16.68%         2.61%
                                          -----------  -----------  -----------         ---
                                          -----------  -----------  -----------         ---

------------------------
  * columns do not add to exactly 100% due to rounding

 ** CAGR = Compound Annual Growth Rate

*** FSU = Former Soviet Union

SOURCE:  SALOMON BROTHERS

Demand within emerging nations for construction of housing, commercial buildings, schools, roads, bridges and port facilities is heavy and will remain so well into the future. We view this as another logical consequence of the economic development process.

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                                                                           3

 LETTER TO SHAREHOLDERS

Using cement and non-Japan Asia as proxies for construction and the overall emerging world, respectively, we see that a shortage of cement is projected through at least the millenium, most dramatically in China. This clearly indicates that unmet demand for construction should continue to be quite substantial over the next few years.

            NON-JAPAN ASIA CEMENT SUPPLY DEMAND BALANCE 1995E-2000E*
                               (MILLIONS OF TONS)

COUNTRY                                    1995E        1996E        1997E        1998E        1999E        2000E
--------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
China                                          3.0         (1.0)        (5.7)       (11.0)       (17.1)       (24.1)
India                                          3.1          2.2          3.7          7.7          7.8          7.8
S. Korea                                       1.3          2.9          0.1          0.2         (2.9)        (3.1)
Thailand                                       1.1          0.4          3.6          3.4          5.0          1.1
Taiwan                                        (2.8)        (1.3)        (1.8)        (3.1)        (1.8)        (2.4)
Indonesia                                     (0.3)        (1.1)         0.8          2.4          5.3          2.0
Malaysia                                      (0.3)        (0.7)        (1.3)        (0.5)         0.4          0.6
Philippines                                   (0.5)        (2.3)        (2.9)        (0.4)         2.0          0.1
Hong Kong                                     (2.8)        (2.8)        (3.0)        (2.8)        (2.5)        (2.5)
Vietnam                                       (3.2)        (2.2)         0.2          0.1          0.9          6.1
Others                                        (5.5)        (5.4)        (5.8)        (6.0)        (6.2)        (7.0)
                                               ---        -----        -----        -----        -----        -----
TOTAL                                         (6.9)       (11.3)       (12.1)       (10.0)        (9.1)       (21.4)
                                               ---        -----        -----        -----        -----        -----
                                               ---        -----        -----        -----        -----        -----

------------------------
( ) = Shortage of Supply

* E = Estimate

SOURCE: KLEINWORT BENSON RESEARCH

The Fund is well-situated to profit from the demand for infrastructure development among emerging nations. We have built positions in many of the emerging world's top telephony, electricity and construction stocks.

To best illustrate how we have put our investment philosophy to work, we'd like to discuss a few of our specific holdings.

ELEKTRIM SPOLKA AKCYJNA S.A.

We have increasingly tried to diversify the portfolio into emerging equity markets which most investors find relatively less accessible. One such market is Poland, which we recently entered with the purchase of shares in Elektrim Spolka Akcyjna S.A. ("Elektrim").

Elektrim was strictly a trading company for over 40 years. The 1990 de-monopolization of foreign trade in Poland, however, prompted its management to foresee that trading activity would eventually shrink, in which case it would be more prudent to transform the company into a manufacturer and distributor. Since this latter process began in 1992,

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   4

 LETTER TO SHAREHOLDERS

Elektrim has acquired controlling or partial interests in nearly 100 companies involved in its traditional trading businesses of electrical cable and machinery, power equipment, engineering/construction, lighting and telecommunications.

We regard Elektrim as somewhat atypical in two ways. First, it is a collection of distinct companies linked by a holding framework, not an integrated entity. Second, its scope extends to a variety of infrastructure-related operations rather than concentrating on one or two. These characteristics contribute to its long-term investment appeal, for which positive factors are numerous:

- Elektrim offers investors  a unique, diversified  opportunity to benefit  both
  from   Poland's   remarkable  economic   progress  and   the  huge   need  for
  infrastructure rehabilitation in Poland and throughout Eastern Europe.

- Sparked by a new chief financial officer, Elektrim is in the process of shedding non-core operations to concentrate on those it knows best.

- In early 1996, a joint venture in which Elektrim is the majority partner was awarded one of Poland's two mobile telecommunications licenses. Although higher-than-expected start-up costs will somewhat delay the venture's eventual profitability, we consider it an undervalued asset which should make a significant contribution to Elektrim's future results.

- Elektrim has the potential to unlock substantial additional shareholder value by combining some of its affiliated entities and either selling them or spinning them off into separate publicly traded companies.

- It is the single largest landowner in Poland. Like its telecom joint venture, its property is another currently undervalued asset: as the country's economic condition continues to improve, the property could dramatically rise in value.

- Elektrim   is  a  key  holding  for   equity  portfolios  focusing  on  global
  infrastructure, Eastern Europe or emerging markets more generally.

EREGLI DEMIR VE CELIK FABRIKALARI T.A.S.

Another new market for the Fund is Turkey. As our first Turkish stock, we have selected Eregli Demir ve Celik Fabrikalari T.A.S., known in short form as "Erdemir."

State-controlled Erdemir is one of Turkey's largest steel companies and the sole domestic integrated producer of flat steel. This latter point is important in that prices of many other types of steel are suffering from oversupply conditions both globally and in Turkey. Flat steel, by contrast, has historically enjoyed excess demand in Turkey and is the fastest-growing segment of the Turkish steel industry. One of Erdemir's main goals is to boost its flat steel capacity so that it can replace imports with domestic production and, in doing so, become Turkey's sole supplier of flat steel.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

The foundation of our investment thesis for Erdemir rests on these two pillars:

- IT IS POSITIONING ITSELF NOW FOR STRONG GROWTH IN THE FUTURE. Erdemir is in the process of adding substantial production capacity, which is expected to become fully operational by the end of 1997. Thus, we do not expect profits to rise accordingly until 1998, as the new capacity will allow both for much higher sales and the introduction of many more higher-margin products; and heavy depreciation charges recede. Another notable positive is that Erdemir appears to be in the right place at the right time in the steel cycle, since steel consumption is closely correlated with a country's per capita gross domestic product (I.E., for developing nations, rising GDP typically indicates rising industrialization, which boosts demand for steel). We believe that Turkey's per capita GDP is very low relative to that of many other developing nations and is poised for robust growth. Erdemir should greatly prosper from the resulting increase in demand for steel.

- IT SHOULD BE A MAJOR BENEFICIARY OF A RERATING OF THE TURKISH MARKET. The Turkish equity market sells at valuation levels among the world's lowest. This is not surprising, as there has been much economic and political bad news over the last few years. We believe that the worst probably is over, however, and that global investors will gradually begin to appreciate the cheapness of Turkish equities.

  Erdemir's status both as one of Turkey's largest industrial companies and its most liquid stock should enhance its intrinsic appeal as the rerating process takes shape. Its likely privatization within the next couple of years, furthermore, should help bring it to the attention of a widening universe of potential investors.

SIAM CEMENT CO. LTD.

A company whose shares the Fund has owned for some time is Siam Cement Co. Ltd. ("SCC"). SCC was founded by the Thai royal family (which retains approximately 36% ownership) in 1913 as Thailand's first cement company. Since then, it has evolved into the country's largest industrial company of any kind. In the domestic cement business, SCC encountered minimal competition until the 1950s and continues to hold a dominant market share (46% of 1995 industry production) today.

Although most analysts tend to highlight SCC's cement operations, part of its attraction is that it is becoming less and less of a cement company. Cement accounted for only 21% of 1995 sales, the remainder of which came from metal, electrical and automotive products; paper and packaging; iron and steel; petrochemicals; ceramics; and more. With this combination of business lines, we regard SCC as a veritable infrastructure conglomerate.

There are strong reasons supporting investment in SCC:

- A significant increase in projected government spending on infrastructure will likely raise demand for cement and many of SCC's other products.

- Its broad diversification provides it with two substantial advantages:

    - Unlike its primary competitors, most of which are pure cement companies, it is far less vulnerable to the advancing maturation of the Thai cement sector.

--------------------------------------------------------------------------------
   6

 LETTER TO SHAREHOLDERS

    - Its future earnings stream should be less volatile.

- Among Thai cement makers, SCC has the most highly developed distribution and marketing network, widest geographical reach (both within Thailand and regionally) and lowest cost structure. As the Thai market matures, these characteristics best position SCC to grow its increasingly important export business.

- Like all Thai cement companies, SCC is adding to capacity. Its depreciation policy, furthermore, is quite conservative. These factors should help cash flows explode following completion of new facilities, allowing SCC to reduce interest expense via debt prepayments as well as send more of its cash flow directly to the bottom line.

- The presence of automobiles in Thailand is expanding, both from a new General Motors assembly plant and rising domestic sales. This is good news for SCC's automotive business, which includes tires, engines and many other components.

- Some of SCC's product lines that have achieved fairly low profitability in recent years (E.G., paper, steel, petrochemicals) should start to generate positive earnings by 1998 or 1999, suggesting the potential for higher-than-expected earnings growth.

Clearly, SCC is a strong equity play on the growth of emerging markets infrastructure. We believe that its prospects for future appreciation are bright.

OUTLOOK

Recent comments by Federal Reserve chairman Alan Greenspan were widely interpreted as negative for U.S. equities. In a clear reference to U.S. stocks and bonds, he stated that he considered financial assets unduly overvalued. We do not entirely share this view. In addition, Mr. Greenspan's comments may be interpreted as positive for emerging equity markets in that they suggest that better values are more plentiful in overseas markets, an opinion with which we enthusiastically agree.

We regard the worldwide backdrop for equities as generally quite favorable. Good prospects for corporate earnings growth are supported by a confluence of positive conditions: steady-to-declining interest rates; little threat of rising inflation; responsible government fiscal and monetary policies; and ample liquidity available for investment.

The Fund is poised to take advantage of opportunities within the world's fastest-growing economic/geographical areas. Unmet demand in many emerging markets for basic infrastructure capabilities (particularly telephony, electricity and construction) is very high and unlikely to meaningfully decline over the next few years. Additional opportunities in the securities markets should appear, furthermore, both as governments privatize state-controlled monopolies and the level of foreign direct investment increases.

In an important organizational development, we are pleased to report that Richard Watt of BEA Associates has been named as the Fund's Chief Investment Officer as of January 1, 1997. Richard has contributed his expertise in emerging equity markets to the Fund and several other BEA closed-end funds since joining BEA in 1995. He succeeds

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                                                                           7

 LETTER TO SHAREHOLDERS

Emilio Bassini, who successfully guided the Fund from its 1993 inception through the end of 1996. Emilio resigned his position in order to focus his efforts exclusively on private equity investments through his recently organized firm, Bassini, Playfair + Associates LLC, and will continue to serve BEA as a consultant.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 25 through 27 of this report.

We appreciate your continued confidence in the Fund and would be pleased to respond to your questions and comments.

Sincerely yours,

                [SIG]
Richard Watt
Chief Investment Officer*

--------------------------------------------------------------------------------
* Richard Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore in 1992, Mr. Watt was a director of Kleinwort Benson International investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, Senior Vice President and Chief Investment Officer of the Fund and is also a Director, Senior Vice President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and The Latin America Equity Fund, Inc. Mr. Watt is also Senior Vice President and Chief Investment Officer of The Chile Fund, Inc., The First Israel Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS
                                            11/30/95   11/30/96
Cellular Communications                       11.60%     10.36%
Electric Distribution                         17.20%     20.82%
Electric Generation                           13.70%      7.98%
Gas & Oil                                      9.30%      7.59%
Infrastructure & Construction                  8.70%     10.09%
Investment Companies                           1.60%      1.39%
Local and/or Long Distance Telephone
Service                                       24.90%     18.21%
Telecommunications Equipment                   2.40%      2.10%
Other Infrastructure                           8.40%     12.16%
Cash & Cash Equivalents                        2.20%      9.30%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                   11/30/95   11/30/96
Asia                                 21.70%     23.36%
Caribbean                             0.80%      0.53%
Eastern Europe                        2.20%      5.07%
Europe                                8.10%     10.99%
Latin America                        56.80%     44.02%
Middle East                           6.10%      4.99%
Global                                3.30%      3.71%
Cash & Cash Equivalent                1.00%      7.33%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1996 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF EQUITY OR EQUITY-LINKED SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                   11/30/95   11/30/96
Argentina                            10.80%      2.44%
Brazil                               16.52%     14.85%
Chile                                15.75%     14.13%
Eastern Europe                        2.23%      5.07%
Hong Kong                             8.07%      8.28%
Israel                                6.12%      5.00%
Italy                                 2.58%      4.38%
Malaysia                              3.49%      4.77%
Mexico                                6.10%      4.41%
Peru                                  2.91%      3.88%
Philippines                           3.24%      3.06%
Portugal                              1.42%      3.69%
Thailand                              2.84%      2.72%
Global                                3.30%      3.71%
Other                                12.40%     10.31%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Companhia Energetica de Minas Gerais                     Electric Distribution           Brazil               4.0
--------------------------------------------------------------------------------------------------------------------------------
       2.  Chilectra S.A.                                           Electric Distribution           Chile                3.7
--------------------------------------------------------------------------------------------------------------------------------
       3.  Cementos Mexicanos, S.A. de C.V.                          Other Infrastructure           Mexico               3.4
--------------------------------------------------------------------------------------------------------------------------------
       4.  Companhia Paulista de Forca e Luz                        Electric Distribution           Brazil               3.0
--------------------------------------------------------------------------------------------------------------------------------
       5.  Philippine Long Distance Telephone Co.                 Local and/or Long Distance
                                                                      Telephone Service          Philippines             2.9
--------------------------------------------------------------------------------------------------------------------------------
       6.  Millicom International Cellular S.A.                    Cellular Communications          Global               2.7
--------------------------------------------------------------------------------------------------------------------------------
       7.  New World Infrastructure Ltd.                               Infrastructure &
                                                                         Construction             Hong Kong              2.5
--------------------------------------------------------------------------------------------------------------------------------
       8.  Centrais Eletricas de Santa Catarin                      Electric Distribution           Brazil               2.2
--------------------------------------------------------------------------------------------------------------------------------
       9.  Compania de Telecomunicaciones de Chile S.A.           Local and/or Long Distance
                                                                      Telephone Service             Chile                2.1
--------------------------------------------------------------------------------------------------------------------------------
      10.  Telefonica del Peru S.A.                               Local and/or Long Distance
                                                                      Telephone Service              Peru                1.9
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-90.70%
 EQUITY OR EQUITY-LINKED SECURITIES OF INFRASTRUCTURE
 COMPANIES IN EMERGING COUNTRIES-73.35%
 ARGENTINA-2.16%
Argentine Cellular
 Communications Holdings
 Ltd.*+..................        347,578  $   387,125
Camuzzi Argentina
 S.A.*+..................      1,729,347    3,289,996
Citicorp Equity
 Investments S.A., Class
 B.......................        202,025      677,065
Polledo S.A.+............        308,626      293,316
                                          -----------
TOTAL ARGENTINA (Cost $7,809,400).......    4,647,502
                                          -----------
 BOLIVIA-1.57%
Compania Boliviana de
 Energia Electrica S.A.
 (Cost $1,854,055).......         79,200    3,395,700
                                          -----------
 BRAZIL-14.85%
Bardella Industrias S.A.
 PN......................          4,386      441,572
Centrais Eletricas
 Brasileiras S.A. ON.....     12,259,179    3,904,424
Centrais Eletricas de
 Santa Catarin, Class B
 PN+.....................      5,773,220    4,750,471
Companhia Energetica de
 Minas Gerais ON.........      3,000,000      153,921
Companhia Energetica de
 Minas Gerais PN.........    265,535,400    8,482,738
Companhia Paulista de
 Forca e Luz ON+.........     64,837,500    6,471,197
Companhia Siderurgica
 Nacional ON.............     79,100,000    2,178,504
Telecomunicacoes de Sao
 Paulo S.A. PN...........      9,482,291    1,689,004
Telecomunicacoes do
 Parana S.A. PN..........        994,000      433,030
Telecomunicacoes do Rio
 de Janeiro S.A. PN+.....      4,371,000      452,756
Trafo Equipamentos
 Electricos S.A. PN+.....        509,800      592,217
Usinas Siderurgicas de
 Minas Gerais S.A.
 ADR++...................        142,400    1,424,712
Usinas Siderurgicas de
 Minas Gerais S.A. PN....  1,054,700,000    1,051,637
                                          -----------
TOTAL BRAZIL (Cost $26,722,419).........   32,026,183
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 CHILE-14.13%
Besalco S.A..............        161,674  $   991,134
Chilectra S.A. ADS++##...        145,600    8,008,000
Chilgener S.A............        243,803    1,280,277
Chilquinta Energia
 S.A.....................          6,113       71,174
Compania de
 Telecomunicaciones de
 Chile S.A. ADS..........         48,000    4,566,000
Compania Electrica del
 Rio Maipo S.A...........      2,320,540    1,064,190
Compania General de
 Electricidad S.A........        605,258    2,646,251
Compania Nacional de
 Telefonos S.A...........          4,285        3,055
Empresa Electrica de
 Antofagasta S.A.........        605,459      278,380
Empresa Electrica de
 Arica S.A...............      1,321,792      273,247
Empresa Electrica de
 Iquique S.A.............        978,133      278,670
Empresa Electrica
 Pehuenche S.A...........      1,044,341    1,161,344
Empresa Nacional de
 Electricidad S.A........      3,092,853    1,682,935
Empresa Nacional de
 Telecomunicaciones
 S.A.....................        195,234    1,670,054
Empresas Emel S.A........         81,328    1,632,937
Enersis S.A. ADR.........        116,000    3,277,000
Sociedad Austral de
 Electricidad S.A........         61,355    1,603,671
                                          -----------
TOTAL CHILE (Cost $26,070,172)..........   30,488,319
                                          -----------
 EASTERN EUROPE-5.07%
Brisa Bridgestone
 Sabanci.................      4,119,788    1,811,338
Elektrim Spolka Akcyjna
 S.A.....................         90,947      829,183
Eregli Demir Ve Celik
 Fabrikalari T.A.S.......     15,936,400    2,257,722
Global Telesystems
 Group*+.................        189,345    3,786,900
Petersburg Long Distance
 Inc.+...................        317,100    2,259,337
                                          -----------
TOTAL EASTERN EUROPE
 (Cost $9,075,852)......................   10,944,480
                                          -----------
 HONG KONG-8.28%
Cheung Kong
 Infrastructure
 Holdings................      1,390,000    3,370,732
China Light & Power Co.
 Ltd.....................        493,000    2,116,865
Hong Kong & China Gas
 Co......................      1,584,576    3,156,036

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 HONG KONG (CONTINUED)
Hong Kong Electric
 Holdings................        642,000  $ 2,059,183
Hong Kong
 Telecommunications Ltd.
 ADR##...................        103,649    1,813,857
New World Infrastucture
 Ltd.+...................      1,799,600    5,353,182
                                          -----------
TOTAL HONG KONG (Cost $15,074,717)......   17,869,855
                                          -----------
 INDONESIA-1.62%
PT Citra Marga Nusaphala
 Persada.................      1,553,000    1,307,964
PT Semen Gresik..........        719,000    2,192,260
                                          -----------
TOTAL INDONESIA (Cost $3,029,077).......    3,500,224
                                          -----------
 ISRAEL-3.60%
Bezeq, Israeli
 Telecommunication Corp.,
 Ltd.....................        284,680      691,081
ECI Telecom Ltd..........         58,700    1,174,000
Geotek Communications,
 Inc.+##.................         39,500      276,500
Geotek Communications,
 Inc., Convertible
 Preferred Series M,
 8.50%*..................            100      791,684
Geotek Communications,
 Inc.,, Convertible
 Preferred Series N,
 (units)*+(a)............          1,584    1,077,896
Nexus Telecommunication
 Systems Ltd.,
 (units)+(b).............        210,283      873,989
Superbowl Acquisition
 LDC*=/=.................             96    1,009,728
Tadiran
 Telecommunications
 Ltd.+...................         18,500      397,750
Teledata Communication
 Ltd.+...................         65,700    1,461,825
                                          -----------
TOTAL ISRAEL (Cost $8,576,700)..........    7,754,453
                                          -----------
 MALAYSIA-4.77%
Petronas Gas Berhard.....        375,000    1,528,492
Petronas Gas Berhard,
 Int'l Warrants (expiring
 8/17/00)+...............        640,000    1,278,987
Technology Resources
 Industries+.............      1,657,000    3,376,949
Tenega Nasional
 Berhard.................        345,000    1,570,044
United Engineers Ltd.....        280,000    2,537,396
                                          -----------
TOTAL MALAYSIA (Cost $12,166,930).......   10,291,868
                                          -----------
 PERU-3.88%
Ontario-Quinta A.V.V.*...      2,085,000    3,036,838
Telefonica del Peru S.A.
 ADR.....................         94,900    1,838,687
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 PERU (CONTINUED)
Telefonica del Peru S.A.,
 Class B.................      1,157,354  $ 2,265,897
                             Par (000)
                           -------------
Tele 2000 S.A.,
 Convertible Note, 9.75%,
 04/14/97++..............    USD   1,260    1,234,800
                                          -----------
TOTAL PERU (Cost $6,665,517)............    8,376,222
                                          -----------
 PHILIPPINES-2.88%
                              No. of
                              Shares
                           -------------
Philippine Long Distance
 Telephone Co. ADR##
 (Cost $8,549,750).......        108,200    6,221,500
                                          -----------
 PORTUGAL-3.69%
Cimpor Cimentos de
 Portugal, S.A...........        105,640    2,208,733
Portugal Telecom, S.A....        144,857    3,845,358
Portugal Telecom, S.A.
 ADR.....................         72,200    1,913,300
                                          -----------
TOTAL PORTUGAL (Cost $6,806,727)........    7,967,391
                                          -----------
 PUERTO RICO-0.53%
Cellular Communications
 of Puerto Rico, Inc.+
 (Cost $1,231,325).......         54,600    1,146,600
                                          -----------
 SINGAPORE-1.19%
Keppel Corp. Ltd. (Cost
 $2,324,745).............        330,000    2,564,706
                                          -----------
 SOUTH KOREA-1.03%
Pohang Iron & Steel Co.,
 Ltd., ADR## (Cost
 $2,915,000).............        110,000    2,213,750
                                          -----------
 THAILAND-0.39%
Advanced Information
 Services Public Co. Ltd.
 Foreign Registered (Cost
 $950,012)...............         70,500      836,378
                                          -----------
 GLOBAL-3.71%
International Wireless
 Communications, Inc.,
 Series D*+..............          5,503    2,063,625
International Wireless
 Communications, Inc.,
 Series F*+..............            386      144,750

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 GLOBAL (CONTINUED)
International Wireless
 Communications, Inc.,
 Warrants (expiring
 12/31/98)*+.............             31  $       581
Millicom International
 Cellular S.A.+##........        152,981    5,794,155
                                          -----------
TOTAL GLOBAL (Cost $4,958,198)..........    8,003,111
                                          -----------
TOTAL EMERGING COUNTRIES
 (Cost $144,780,596)....................  158,248,242
                                          -----------
 EQUITY SECURITIES OF INFRASTRUCTURE COMPANIES IN
 DEVELOPED COUNTRIES-7.30%
 ITALY-4.38%
Edison S.p.A.............        305,000    1,946,254
Telecom Italia Mobile
 S.p.A...................        813,600    1,914,008
Telecom Italia Mobile
 S.p.A., Non Convertible
 Savings Shares..........      1,155,000    1,539,595
Telecom Italia S.p.A.....        813,600    1,916,692
Telecom Italia S.p.A.,
 Non Convertible Savings
 Shares..................      1,155,000    2,122,660
                                          -----------
TOTAL ITALY (Cost $5,784,151)...........    9,439,209
                                          -----------
 NETHERLANDS-0.68%
Koninklijke PTT Nederland
 N.V. (Cost
 $1,063,513).............         38,900    1,456,876
                                          -----------
 SPAIN-1.98%
Iberdrola S.A............        182,100    2,099,684
Repsol S.A. ADR..........         59,600    2,182,850
                                          -----------
TOTAL SPAIN (Cost $3,375,420)...........    4,282,534
                                          -----------
 UNITED KINGDOM-0.26%
Orange plc ADR+ (Cost
 $584,188)...............         37,400      556,325
                                          -----------
TOTAL DEVELOPED COUNTRIES
 (Cost $10,807,272).....................   15,734,944
                                          -----------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER
 ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN EMERGING
 COUNTRY'S INFRASTRUCTURE-8.66%
 ARGENTINA-0.29%
Corp. Cementera Argentina
 (Cost $860,881).........        134,268      628,635
                                          -----------
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 ECUADOR-0.76%
La Cemento Nacional GDR++
 (Cost $1,490,362).......          7,481  $ 1,638,339
                                          -----------
 ISRAEL-0.69%
Koor Industries Ltd......         13,118    1,133,783
Koor Industries Ltd.
 ADR##...................         20,500      356,187
                                          -----------
TOTAL ISRAEL (Cost $1,689,175)..........    1,489,970
                                          -----------
 MEXICO-4.41%
Cementos Apasco, S.A. de
 C.V.....................        325,000    2,154,855
Cementos Mexicanos, S.A.
 de C.V., Class B........        955,925    3,472,015
Cementos Mexicanos, S.A.
 de C.V. CPO.............      1,171,400    3,890,806
                                          -----------
TOTAL MEXICO (Cost $13,111,691).........    9,517,676
                                          -----------
 PHILIPPINES-0.18%
Hi Cement Corporation
 (Cost $404,154).........      1,164,000      394,111
                                          -----------
 THAILAND-2.33%
PTT Exploration and
 Production Public
 Company Foreign
 Registered..............        135,000    1,987,432
Siam Cement Co. Ltd.
 Foreign Registered......         87,200    3,031,797
                                          -----------
TOTAL THAILAND (Cost $4,666,937)........    5,019,229
                                          -----------
TOTAL OTHER ESSENTIAL SERVICES (Cost
 $22,223,200)...........................   18,687,960
                                          -----------
 INVESTMENT COMPANIES IN EMERGING COUNTRIES-1.39%
 INDIA-0.68%
India Special Situations
 Fund Ltd.*+ (Cost
 $2,000,000).............          2,000    1,473,340
                                          -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 ISRAEL-0.71%
The Renaissance
 Fund*=/=+# (Cost
 $1,537,995).............            160  $ 1,523,596
                                          -----------
TOTAL INVESTMENT COMPANIES
 (Cost $3,537,995)......................    2,996,936
                                          -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $181,349,063)....................  195,668,082
                                          -----------
 SHORT-TERM INVESTMENTS-1.97%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-1.66%
                            Units (000)
                           -------------
Banco de O'Higgins,
 7.00%, 01/27/97**.......    CLP      14      441,963
Banco de O'Higgins,
 7.00%, 12/16/96**.......             40    1,226,090
Banco de O'Higgins,
 7.10%, 01/13/97**.......             18      546,513
Banco Security Pacific,
 7.00%, 12/09/96**.......              5      144,945
Banco Security Pacific,
 7.10%, 12/23/96**.......              7      199,596
Banco Security Pacific,
 7.15%, 12/30/96**.......              5      152,073
Banco Security Pacific,
 7.00%, 01/27/97**.......             12      356,422
Banco Security Pacific,
 7.00%, 02/24/97**.......             17      509,920
                                          -----------
TOTAL CHILEAN INFLATION-ADJUSTED TIME
 DEPOSITS (Cost $3,630,890).............    3,577,522
                                          -----------
 CHILEAN MUTUAL FUNDS-0.31%
                              No. of
                              Shares
                           -------------
Fondo Mutuo Operacional
 BanChile................         26,589      292,102
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 CHILEAN MUTUAL FUNDS (CONTINUED)
Fondo Mutuo Security
 Check...................         60,280  $   242,990
Fondo Mutuo Security
 Premium.................         25,122      140,507
                                          -----------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $668,497)........................      675,599
                                          -----------
TOTAL SHORT-TERM INVESTMENTS (Cost
 $4,299,387)............................    4,253,121
                                          -----------

TOTAL INVESTMENTS-92.67%
 (Cost $185,648,450) (Notes A,D)........  199,921,203
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-7.33%......................   15,813,817
                                          -----------
NET ASSETS-100.00%......................  $215,735,020
                                          -----------
                                          -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security (See Note F).
#          As of November 30, 1996, the Fund committed to
           investing additional capital of $62,005 in The
           Renaissance Fund.
##         Security or a portion thereof is out on loan.
(a)        With an additional 30 warrants attached, expiring
           06/20/01, with no market value.
(b)        Includes 210,283 warrants, expiring 11/28/97, with a
           market value of $183,998.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
CLP        Chilean Pesos.
CPO        Ordinary Participation Certificates.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
USD        United States Dollars.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1996
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $185,648,450) (Note A).................     $199,921,203
Cash (including $237,338 of foreign
 currencies with a cost of $237,281)
 (Note A)...............................       15,664,096
Receivables:
  Dividends.............................          439,427
  Investments sold......................          324,406
  Interest..............................           49,144
Prepaid expenses and other assets.......           27,514
                                             ------------
Total Assets............................      216,425,790
                                             ------------

 LIABILITIES
Payables:
  Advisory fee (Note B).................          465,907
  Administration fees (Note B)..........           42,246
  Other accrued expenses................          182,617
                                             ------------
Total Liabilities.......................          690,770
                                             ------------
NET ASSETS (applicable to 16,107,169
 shares of common stock outstanding)
 (Note C)...............................     $215,735,020
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($215,735,020
  DIVIDED BY 16,107,169)................           $13.39
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 16,107,169 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     16,107
Paid-in capital.........................      223,751,241
Undistributed net investment income.....        1,154,898
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (23,456,233)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       14,269,007
                                             ------------
Net assets applicable to shares
 outstanding............................     $215,735,020
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 5,425,847
  Interest..............................         699,458
  Less: Foreign taxes withheld..........        (476,245)
                                             -----------
  Total Investment Income...............       5,649,060
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       2,707,619
  Administration fees (Note B)..........         327,259
  Custodian fees........................         283,622
  Accounting fees.......................         147,526
  Printing..............................          99,798
  Audit and legal fees..................          56,884
  Insurance.............................          41,185
  Directors' fees.......................          30,295
  NYSE listing fees.....................          24,823
  Transfer agent fees...................          21,861
  Amortization of organizational
   costs................................           9,994
  Other.................................          17,431
                                             -----------
  Total Expenses........................       3,768,297
                                             -----------
  Net Investment Income.................       1,880,763
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (9,406,404)
  Foreign currency related
   transactions.........................        (378,793)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      38,167,737
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      28,382,540
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $30,263,303
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Fiscal Years Ended
                                                     November 30,
                                             -----------------------------
                                                 1996             1995
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $  1,880,763     $  1,268,005
  Net realized loss on investments and
   foreign currency related
   transactions.........................       (9,785,197)      (9,958,681)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currencies....       38,167,737      (31,753,559)
                                             ------------     ------------
    Net increase/(decrease) in net
     assets resulting from operations...       30,263,303      (40,444,235)
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................       (1,449,645)        (512,808)
  Net realized gain on investments and
   foreign currency related
   transactions.........................               --         (292,550)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................       (1,449,645)        (805,358)
                                             ------------     ------------
    Total increase/(decrease) in net
     assets.............................       28,813,658      (41,249,593)
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      186,921,362      228,170,955
                                             ------------     ------------
End of year (including undistributed net
 investment income of $1,154,898 and
 $1,126,340, respectively)..............     $215,735,020     $186,921,362
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                               For the Fiscal Years
                                                                      Ended
                                                                   November 30,           For the Period
                                                              ----------------------    December 29, 1993*
                                                                                             through
                                                                1996         1995       November 30, 1994
                                                              --------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........................     $11.60       $14.17           $13.89**
                                                              ---------   ----------       ----------
Net investment income/(loss)................................       0.12         0.07            (0.01)
Net realized and unrealized gain/(loss) on investments and
 foreign currency related transactions......................       1.76        (2.59)            0.29
                                                              ---------   ----------       ----------
Net increase/(decrease) in net assets resulting from
 operations.................................................       1.88        (2.52)            0.28
                                                              ---------   ----------       ----------
Dividends and distributions to shareholders:
  Net investment income.....................................      (0.09)       (0.03)              --
  Net realized gain on foreign currency related
   transactions.............................................         --        (0.02)              --
                                                              ---------   ----------       ----------
Total dividends and distributions to shareholders...........      (0.09)       (0.05)              --
                                                              ---------   ----------       ----------
Net asset value, end of period..............................     $13.39       $11.60           $14.17
                                                              ---------   ----------       ----------
                                                              ---------   ----------       ----------
Market value, end of period.................................     $10.75        $9.75           $11.88
                                                              ---------   ----------       ----------
                                                              ---------   ----------       ----------
Total investment return(a)..................................      11.11%      (17.49)%         (14.87)%
                                                              ---------   ----------       ----------
                                                              ---------   ----------       ----------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....................   $215,735     $186,921         $228,171
Ratio of expenses to average net assets.....................       1.81%        1.83%            2.02%(b)#
Ratio of net investment income/(loss) to average net
 assets.....................................................       0.90%        0.65%           (0.13)%(b)
Portfolio turnover rate.....................................      23.89%       13.73%           24.63%(c)
Average commission rate per share(d)........................    $0.0009           --               --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.
# For the calendar year ended December 31, 1994, the Brazilian Congress imposed a 0.25% withholding tax on financial transactions. If such tax had not been imposed, the ratio of expenses to average net assets would have been 1.96% for the period December 29, 1993 through November 30, 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c)  Not annualized.
(d) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   18

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was incorporated in Maryland on October 12, 1993 and commenced investment operations on December 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The preparation of financial statements requires the use of estimates by management, principally the valuation of non-publicly traded securities. Accordingly, the Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1996, the Fund held 8.6% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $18,925,596 and fair value of $18,586,059. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At November 30, 1996, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 1996, the Fund had a capital loss carryover of $18,862,433 of which $1,079,127 expires in 2002, $12,947,038 expires in 2003, and $4,836,268 expires in 2004.

For U.S. federal income tax purposes, realized capital losses incurred after October 31, 1996, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $4,593,800.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original investment capital. For the fiscal year ended November 30, 1996, the Fund incurred no such expense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1996, was $9,427,346, for which the Fund has received cash as collateral of $9,945,333. Such cash collateral was reinvested into a repurchase agreement which is in turn collateralized by U.S. Treasury Strips (interest-only). Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the fiscal year ended November 30, 1996, the Fund earned $43,352 in securities lending income which is included in interest income in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At November 30, 1996, the Fund reclassified $402,560 of foreign currency losses to undistributed net investment income.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1996, BEA earned $2,707,619 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended November 30, 1996, BEA was reimbursed $13,870 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a fee for its services rendered that is computed at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1996, BSFM earned $250,542 for administrative services.

The First National Bank of Boston, Sao Paulo ("Banco de Boston") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. Banco de Boston is paid for its services a quarterly fee based on an annual rate of 0.10% of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator's fee is paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursement for a predefined limit of their expenses.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 16,107,169 shares outstanding at November 30, 1996, BEA Associates owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at November 30, 1996 was $185,655,029. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $14,266,174, was composed of gross appreciation of $32,455,210 for those investments having an excess of value over cost and gross depreciation of $18,189,036 for those investments having an excess of cost over value.

For the fiscal year ended November 30, 1996, total purchases and sales of securities, other than short-term investments, were $47,386,980 and $63,150,772, respectively.

 NOTE E. CREDIT AGREEMENT

The Fund, along with 17 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 18 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the fiscal year ended November 30, 1996.

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of November 30, 1996, share value of the securities and percentage of net assets which the securities comprise.

                                                NUMBER OF    ACQUISITION                 FAIR VALUE    VALUE PER    PERCENT OF
SECURITY                                         SHARES         DATES         COST      AT 11/30/96      SHARE      NET ASSETS
--------------------------------------------  -------------  -----------  ------------  ------------  -----------  -------------
The Renaissance Fund                                  160      03/30/94   $  1,537,995  $  1,523,596   $   9,523          0.71
Superbowl Acquisition LDC                              96      10/10/94        960,866     1,009,728      10,518          0.47

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
   22

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Emerging Markets Infrastructure Fund, Inc.:

We  have audited  the accompanying  statement of  assets and  liabilities of The
Emerging Markets Infrastructure Fund, Inc., including the schedule of investments, as of November 30, 1996 and the related statements of operations for the year then ended, and changes in net assets for each of the two years then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodians and issuers as of November 30, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Emerging Markets Infrastructure Fund, Inc., as of November 30, 1996 and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 15, 1997

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 29, 1996, the annual meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                       FOR       WITHHELD   NON-VOTES
---------------------------------------------------------------------------------  ------------  ---------  ----------
Dr. Enrique R. Arzac*                                                                13,355,019    411,359   2,340,791
Daniel Sigg                                                                          13,362,841    403,537   2,340,791
Martin M. Torino                                                                     13,340,449    425,929   2,340,791
Richard Watt                                                                         13,338,100    428,278   2,340,791

------------------------

* On February 13, 1996, the Board of Directors increased the size of the Fund's Board of Directors to eight and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Dr. Arzac was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.

In addition to the directors elected at the meeting, Peter A. Gordon, James J. Cattano and George W. Landau continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending November 30, 1996.

                                                                            FOR        AGAINST    ABSTAIN   NON-VOTES
                                                                        ------------  ---------  ---------  ----------
                                                                          13,356,924    305,831    103,623   2,340,791

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (November 30, 1996) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $0.09 per share dividend paid in respect of such fiscal year was derived entirely from net investment income.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1996.

Because the Fund's fiscal year is not the calendar year, notification will be sent in respect of calendar year 1996. The notification, which will reflect the amount to be used by calendar year taxpayers on their 1996 federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1997.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   24

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Emerging Markets Infrastructure Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e. in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain emerging country issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date the Plan Agent, as agent for the participants, will purchase shares of common stock on the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. If the market price exceeds the net asset value per share before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remaining shares.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in

--------------------------------------------------------------------------------
the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either shares or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any

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   26
dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

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                                                                           27

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Infrastructure Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of infrastructure companies in emerging countries. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1996, BEA managed approximately $31.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmgMkt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktInfr". The Fund's New York Stock Exchange trading symbol is EMG. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Infrastructure Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST - Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                  NYSE SYMBOL    BEA ADVISOR FUNDS
SINGLE COUNTRY                                                   OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc.                       BZL        BEA Emerging Markets Equity Fund
The Chile Fund, Inc.                                   CH        BEA Global Telecommunications
                                                                 Fund
The First Israel Fund, Inc.                           ISL        BEA High Yield Fund
The Indonesia Fund, Inc.                               IF        BEA International Equity Fund
The Portugal Fund, Inc.                               PGF
MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund,         ETF
Inc.
The Latin America Equity Fund, Inc.                   LAQ
The Latin America Investment Fund, Inc.               LAM
                                                                 For shareholder information or a
                                                                 copy
FIXED INCOME                                                     of a prospectus for any of the
BEA Income Fund, Inc.                                 FBF        open-end mutual funds please
                                                                 call,
BEA Strategic Income Fund, Inc.                       FBI        1-800-401-2230.
For closed-end fund information                                  Visit our website on the
                                                                 Internet:
please call, 1-800-293-1232.                                     http://www.beafunds.com

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
 DIRECTORS AND CORPORATE OFFICERS

Richard Watt          Director,
                      Senior Vice President
                      and Chief Investment Officer

Dr. Enrique R. Arzac  Director

James J. Cattano      Director

Peter A. Gordon       Director

George W. Landau      Director

Daniel Sigg           Director and
                      Senior Vice President

Martin M. Torino      Director

Stephen M. Swift      Senior Vice President and
                      Investment Officer

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer
                      and Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the
shareholders   of  the  Fund  for  their  information.  It  is  not  a
prospectus,  circular  or  representation  intended  for  use  in  the purchase  or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

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